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                                                                   EXHIBIT 10.68

                                                                [EXECUTION COPY]




AMENDMENT NO. 2 TO CREDIT AGREEMENT

          AMENDMENT dated as of September 29, 1995 among BEVERLY HEALTH & REHABILITATION SERVICES, INC., a California corporation (the "Borrower"), BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Guarantor"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent and Issuing Bank.


                                WITNESSETH :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of November 1, 1994 (as amended, the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          SECTION 2.  Amendment of Section 2.12(d) of the Credit Agreement.
Section 2.12(d) of the Credit Agreement is hereby amended by adding at the end thereof:

          "; provided that any such prepayment made after October 1, 1995 and prior to December 31, 1997 shall be applied to such remaining scheduled prepayments, first, in chronological order to prepayments scheduled to be made after the date hereof and on or prior to December 31, 1997 and, second, as otherwise provided in this subsection (d)."





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          SECTION 3.  Amendment to Schedule I to the Credit Agreement.
Schedule I to the Credit Agreement is hereby amended by amending the definition of "Level II Pricing" contained therein by adding, following the expression "1.56 to 1.0" on the eleventh line thereof, the expression "(or, at any time that the Pricing Level is determined on the basis of a certificate in respect of a fiscal quarter ending during the period from and including September 30, 1995 through and including June 30, 1996, 1.50 to 1.0)".

          SECTION 4.  Amendment of Section 5.13(a) of the Credit Agreement.
Section 5.13(a) of the Credit Agreement is hereby amended by:

          (a)  deleting the word "and" at the end of clause (xiv) thereof;

          (b)  renumbering clause (xv) thereof as clause (xvi); and

          (c) adding, following clause (xiv) thereof, a new clause (xv) to read in its entirety as follows:

               "(xv) Debt in respect of the Guarantor's $150,000,000 Senior Notes due 2005 issued in the fourth quarter of 1995; provided that not less than $140,000,000 of the proceeds of such Debt are used to repay (or reimburse the Borrower for repaying after the date hereof) Term Loans and Debt permitted under clause (viii) of this subsection
          (a); and".

          SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); provided that Section 3 hereof shall be effective only when the Agent shall have




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received such counterparts or confirmation from all of the Banks.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                         THE BORROWER

                                         BEVERLY HEALTH & REHABILITATION
                                         SERVICES, INC.



                                         By
                                                   Title:



                                         THE GUARANTOR

                                         BEVERLY ENTERPRISES, INC.



                                         By:
                                                   Title:



                                         BANKS

                                         MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK



                                         By
                                                   Title:



                                         CHEMICAL BANK



                                         By
                                                   Title:



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                                        THE BANK OF NEW YORK



                                        By:
                                                 Title:  Vice President



                                        THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LTD.,
                                          LOS ANGELES AGENCY




                                        By
                                                 Title:


                                        NATIONSBANK OF TEXAS, N.A.




                                        By
                                           ----------------------------------
                                                 Title:


                                        PNC BANK, NATIONAL ASSOCIATION




                                        By
                                                 Title:





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                                        BANK OF AMERICA




                                        By
                                                 Title:  Ruth Z. Edwards
                                                       Vice President

                                        BANK OF MONTREAL




                                        By
                                           -----------------------------------
                                                 Title:



                                        THE BANK OF NOVA SCOTIA




                                        By
                                                 Title:



                                        BHF-BANK AKTIENGESELLSCHAFT




                                        By
                                                 Title:




                                        THE NIPPON CREDIT BANK, LTD.



                                        By
                                           -----------------------------------
                                                 Title:



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                                        THE NIPPON CREDIT BANK, LTD.
                                        Los Angeles Agency



                                        By
                                           -------------------------------------
                                              Title: Bernardo E. Correa-Henschke
                                                     Vice President & Manager

                                        BANK OF HAWAII



                                        By
                                              Title:


                                        AGENT AND ISSUING BANK

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        as Agent and Issuing
                                        Bank


                                        By
                                              Title:





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                                        BANK OF HAWAII




                                        By
                                                 Title:




                                        AGENT AND ISSUING BANK

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        as Agent and Issuing
                                        Bank



                                        By
                                                 Title:





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